                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1236

                            SCUDDER TOTAL RETURN FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Total Return Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Total Return Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.69%	-4.74%	1.66%	6.11%
Class B	11.67%	-5.62%	.71%	5.12%(a)
Class C	11.81%	-5.53%	.76%	5.20%(a)
S&P 500 Index+	20.80%	-8.34%	.53%	10.43%
Russell 1000 Growth Index++	21.81%	-16.22%	-2.90%	8.84%
Lehman Brothers Aggregate Bond Index+++	4.90%	8.36%	6.54%	6.78%
Lehman Brothers Government/Corporate Bond Index++++	6.17%	8.91%	6.57%	6.77%

Scudder Total Return Fund	1-Year	3-Year	5-Year	Life of Class*
Class I**	13.09%	-4.41%	2.05%	7.32%
S&P 500 Index+	20.80%	-8.34%	.53%	9.98%
Russell 1000 Growth Index++	21.81%	-16.22%	-2.90%	7.80%
Lehman Brothers Aggregate Bond Index+++	4.90%	8.36%	6.54%	7.21%
Lehman Brothers Government/Corporate Bond Index++++	6.17%	8.91%	6.57%	7.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R
Net Asset Value: 10/31/03	$ 8.44	$ 8.44	$ 8.42	$ 8.45	$ 8.44
10/1/03 (commencement of operations for Class R++)	-	-	-	-	$ 8.33
10/31/02	$ 7.62	$ 7.62	$ 7.60	$ 7.63	-
Distribution Information: Twelve Months: Income Dividends	$ .14	$ .06	$ .07	$ .17	-

Class A Lipper Rankings - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	386	of	524	74
3-Year	350	of	422	83
5-Year	248	of	349	71
10-Year	91	of	112	81

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Total Return Fund - Class A(c) [] S&P 500 Index+ [] Russell 1000 Growth Index++ [] Lehman Brothers Aggregate Bond Index+++ [] Lehman Brothers Government/Corporate Bond Index++++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A(c)	Growth of $10,000	$10,621	$8,148	$10,233	$17,060	-
	Average annual total return	6.21%	-6.60%	.46%	5.49%	-
Class B(c)	Growth of $10,000	$10,867	$8,257	$10,282	$16,475(a)	-
	Average annual total return	8.67%	-6.18%	.56%	5.12%(a)	-
Class C(c)	Growth of $10,000	$11,069	$8,347	$10,284	$16,439(a)	-
	Average annual total return	10.69%	-5.84%	.56%	5.10%(a)	-
Class I**	Growth of $10,000	$11,309	$8,734	$11,067	-	$18,012
	Average annual total return	13.09%	-4.41%	2.05%	-	7.32%
S&P 500 Index+	Growth of $10,000	$12,080	$7,701	$10,268	$26,968	$22,088
	Average annual total return	20.80%	-8.34%	.53%	10.43%	9.98%
Russell 1000 Growth Index++	Growth of $10,000	$12,181	$5,880	$8,631	$23,321	$18,699
	Average annual total return	21.81%	-16.22%	-2.90%	8.84%	7.80%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,490	$12,725	$13,727	$19,271	$17,868
	Average annual total return	4.90%	8.36%	6.54%	6.78%	7.21%
Lehman Brothers Government/ Corporate Bond Index++++	Growth of $10,000	$10,617	$12,917	$13,745	$19,256	$17,976
	Average annual total return	6.17%	8.91%	6.57%	6.77%	7.29%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and I

* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** Class I shares are not subject to sales charges.
++ Class R shares commenced operations on October 1, 2003 and are available for investment. Please refer to page 44 or the Fund's prospectus for more information on Class R share performance.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Beginning with the next report, the Lehman Brothers Aggregate Bond Index will replace the Lehman Brothers Government/Corporate Bond Index as one of the Fund's primary benchmarks, as the Lehman Brothers Aggregate Bond Index is believed to be more reflective of the investment strategy pursued by the Fund's Advisor.
++++The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Total Return Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Total Return Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth Portfolio Selection Team.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 9 years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

• Analyst specializing in asset-backed securities and government investments.

• Began investment career in 1979.

• MBA, University of Chicago.

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1992 and the fund in 2002.

• Analyst specializing in taxable municipal and government investments.

• Began investment career in 1982.

• MBA, Drexel University.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Analyst specializing in mortgage- and asset-backed securities.

• Began investment career in 1985.

• MBA, Drexel University.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

• Analyst specializing in asset-backed securities and government securities.

• Began investment career in 1992.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Analyst specializing in corporate bonds and mortgages.

• Began investment career in 1984.

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Head of global and tactical asset allocation.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 15 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

• Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2002 and the fund in 2003.

• Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

• MBA, Baruch College.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

• Began investment career in 1984.

Brett Diment

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

• Began investment career in 1991.

In the following interview, Lead Portfolio Manager Julie M. Van Cleave discusses the market environment and the fund's performance during the 12-month period ended October 31, 2003. She assumed the role of lead manager in December 2002.

Q: How would you describe the investment environment during the 12 months ended October 31, 2003?

A: For the full 12-month period, both stocks and bonds gained ground. After three calendar years (2000, 2001, 2002) of losses, the stock market, as measured by the Standard & Poor's 500 index (S&P 500), posted solid gains - up 20.80% for the 12 months ended October 31, 2003. The road to this recovery in stocks, however, was quite volatile - especially in the first half of the fiscal period. At the start of the period, technology stocks rallied and led the S&P 500 to a strong gain. In January, investors became skittish once again, as they speculated about the impending war with Iraq, continued sluggish economic growth and no solid improvement in corporate earnings. In the first quarter of 2003, the S&P 500 lost ground. This backdrop quickly changed for the better, however, once it became apparent that the active combat in the war would be resolved quickly. After reaching a low in mid-March, stocks staged a rally in the second calendar quarter of 2003, with the S&P 500 gaining 15.39%. Gains continued through the end of the reporting period, but at a more conservative pace. The market gains were broad-based, pushing the returns of all 10 S&P 500 industry sectors into positive territory for the full year.

Gains of many high-quality bonds slowed in the period, while high-yield and lower-quality investment-grade corporate bond performance improved along with the stock market. The Federal Reserve Board (Fed) reduced the federal funds rate to its lowest level since the 1950s. The yields on 10-year Treasuries moved higher during the summer months, as did the yields on most other high-grade bonds, but remained low on a long-term historical basis. Corporate bonds, especially high-yield bonds, significantly outperformed mortgages and Treasuries.

Q: Did the change in the market environment cause you to shift the fund's allocation between stocks and bonds?

A: We typically keep the asset allocation at about 60% stocks and 40% bonds. In working with our global and tactical asset allocation group, we have determined that this ratio provides us the best opportunity to add value by actively managing the fund's stock and bond portfolios. The asset allocation group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, the group recommends changes to the fund's allocation based on its analysis. Given the strength in the stock market, we increased our allocation to equities to about 61%. In most market environments, our allocation to stocks will fall within a range of 58% to 62% of the fund's market value. That allocation provides the potential for growth, with what we believe is a reasonable level of volatility.

Q: Before discussing performance, will you remind us of the processes used for selecting stocks and bonds?

A: Our equity investment discipline starts with a thorough analysis of economic trends. For the fund's stock holdings, this analysis helps us in our effort to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that appear to offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

The fixed-income managers focus on smaller subsectors of the bond market and use a bottom-up issue selection process, instead of selecting bonds based on macroeconomic events or trying to predict the direction of interest rates. It is their view that interest rate forecasts do not considerably add value in terms of potential excess returns relative to the benchmark. The fixed-income managers select bonds by evaluating the individual creditworthiness and return potential of each security. They compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk-vs.-return profile. The primary function of the bond portfolio is to provide stable returns to offset some of the volatility in the larger, equity portion of the fund.

Q: How did the fund perform in this environment?

A: For the 12 months ended October 31, 2003, the fund's Class A shares (unadjusted for sales charges) posted a total return of 12.69%. (For returns of other share classes, please see page 3.) This compares with a 20.80% return for the fund's equity benchmark, the S&P 500, and a 4.90% return for the Lehman Brothers Aggregate Bond Index, the fund's bond benchmark. The fund's equity holdings slightly underperformed the S&P 500 during the period, and its bond holdings outperformed the Lehman Brothers Aggregate Bond Index. The fund can also be compared with the Lipper Balanced Funds category, which posted an average return of 15.23%.1

1 The Lipper Balanced Funds category is a group of mutual funds that invest in both equity and fixed-income investments. Returns represent the reinvestment of all distributions. It is not possible to invest directly in an index or category.

Q: Which holdings or sectors helped performance most in the equity portfolio?

A: Technology stocks were the strongest performers this year. The fund's larger position in these stocks relative to the S&P 500 helped performance.

Our goal is to maintain a technology position with both breadth and strength. To this end, we have focused the fund's investments in solid companies with long-term track records. Holdings represent a variety of industry subsectors - from semiconductors to software to storage companies. For the most part, the fund does not invest in the more speculative areas of the sector or in companies that don't have proven track records. As a result, the fund holds a number of the largest names in tech, such as Intel, EMC, Cisco Systems, Oracle, International Business Machines Corp. and Texas Instruments. All were among the top contributors to the fund's performance during the year. Semiconductor companies, as a group, posted the strongest returns this year, and this was an area in which the fund held an overweight position vs. the S&P 500.

The fund's larger-than-benchmark position in biotechnology stocks was also a primary contributor to performance. This sector has been volatile over time, due in part to the small size of many companies within the industry. However, a number of biotech firms have grown substantially and reached "critical mass" in terms of their size and ability to compete with large pharmaceutical firms. Genentech was one of the best individual contributors to fund performance. The stock rose on better-than-expected results from a clinical study of Avastin, a new drug that treats colon cancer. Gilead Sciences also produced favorable returns for the fund due to the successful launch of its new AIDS drug, Viread.

Q: What stocks or sectors held back performance?

A: While the fund's larger-than-benchmark position in energy helped performance during the first half of the period, it detracted from performance for the full 12 months. Energy, traditionally considered a defensive sector, trailed during the second half of the period, as investors favored industries that they believed could provide more high-powered returns in the strong market environment. As the economy regains its strength, we expect the current supply/demand imbalance, especially in North American natural gas, to exacerbate and keep commodity prices elevated. Supplies of natural gas had fallen to historic lows, and we expect exploration firms, rig companies and oil service firms to benefit as higher natural gas prices support further industry efforts to increase inventories. Our holdings in this area include exploration and production companies that stand to benefit from stronger natural gas prices, such as EOG Resources and Nabors Industries. (As of October 31, 2003, positions in EOG Resources were sold). We also hold stocks of companies that provide services to the drilling firms, such as Schlumberger and Baker Hughes. We believe services companies such as these will benefit from a revival in economic growth as well as the growing need to find and replace oil and natural gas reserves. Overall, we have a very favorable long-term view on the sector.

A few of the fund's health care stocks also hurt performance. The most significant detractor from performance was Tenet Healthcare, which we inherited upon taking over the portfolio. Tenet, a health care provider, plunged in October 2002 amid allegations of unnecessary surgical procedures and fraudulent billing. Although we eliminated the stock from the portfolio when we assumed management, Tenet was by far the most significant negative contributor to fund performance among individual companies. Johnson & Johnson, a leading pharmaceutical and medical device company and a large holding for the fund, also declined during the period and hurt performance. Investors reacted negatively after the company launched its new drug-coated stent but could not keep pace with the strong demand for this device, which is used to treat cardiac patients. While this event detracted from the fund's returns during the period, we continue to like the stock as a long-term holding. This favorable view is based on our belief that the company's recent challenges have been fully factored in to its stock price, making it attractively valued. Additionally, Johnson & Johnson has a well-diversified product line that we expect will offset its recent weakness.

Q: Will you tell us about the fund's bond allocation?

A: The fund's bond portfolio performed well in the period. Following its bottom-up security selection discipline, the fixed-income team selectively added to the portfolio's position in lower-grade corporate bonds -

both high-yield (non-investment grade) and BBB-rated bonds.2 This positioning aided performance, as lower-quality corporate issues were the best-performing portion of the fixed-income markets during the period. Additionally, the team's allocation to structured mortgage-backed securities helped during the volatile summer period as cited previously. Asset-backed securities are high-quality bonds with short durations that are collateralized (backed) by real assets.

2 Credit quality is a grade or rating that indicates the perceived ability of a bond issuer to repay principal and make interest payments in a timely fashion. The highest quality bonds are AAA-rated, medium grade securities are BBB-rated and those considered below investment-grade are BB-, B- and C-rated. A bond in default would be given a rating of D.

It is important to note that the overall bond allocation is of high credit quality. The fixed-income managers aim to keep the portfolio's average credit quality at single-A-rated. While the bond portfolio certainly contributed positively to returns this period and throughout the bear market, its primary purpose is to help reduce the fund's overall volatility and provide some downside risk management in times when stocks are struggling.

Q: Do you have any other comments that you'd like to share?

A: We'd like to thank shareholders for their continued investment in Scudder Total Return Fund. The fund's performance this period, we believe, illustrates its effectiveness. Losses in the equity portfolio early in the period were offset by gains in the bond portfolio. We believe this portfolio is suited for investors who want exposure to stocks but with less volatility than an all-stock portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02

Common Stocks	60%	60%
Corporate Bonds	10%	12%
Collateralized Mortgage Obligations	8%	6%
US Agency Pass-Thrus	6%	6%
Asset Backed	5%	4%
US Treasury Obligations	4%	8%
Cash Equivalents	3%	3%
Foreign Bonds - US$ Denominated	3%	1%
Municipal Investments	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Information Technology	26%	22%
Health Care	21%	22%
Consumer Discretionary	14%	18%
Consumer Staples	12%	9%
Financials	10%	14%
Industrials	9%	7%
Energy	6%	6%
Telecommunication Services	1%	2%
Materials	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (19.0% of Portfolio)
1. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.7%
2. Microsoft Corp. Developer of computer software	2.5%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.0%
4. General Electric Co. Industrial conglomerate	1.9%
5. Wal-Mart Stores, Inc. Operator of discount stores	1.9%
6. Johnson & Johnson Provider of health care products	1.9%
7. Cisco Systems, Inc. Developer of computer network products	1.6%
8. Applied Materials, Inc. Producer of semiconductor capital equipment	1.5%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 60.8%
Consumer Discretionary 8.6%
Automobiles 0.9%
Harley-Davidson, Inc.	385,000	18,252,850
Hotels, Restaurants & Leisure 1.5%
International Game Technology	612,000	20,043,000
YUM! Brands, Inc.*	325,100	11,098,914
		31,141,914
Media 3.0%
Comcast Corp. "A"*	521,300	17,004,806
McGraw-Hill, Inc.	203,300	13,610,935
Omnicom Group, Inc.	238,300	19,016,340
Viacom, Inc. "B"	343,404	13,691,517
		63,323,598
Multiline Retail 1.9%
Dollar General Corp.	1	22
Kohl's Corp.*	214,400	12,021,408
Target Corp.	663,200	26,355,568
		38,376,998
Specialty Retail 1.3%
Home Depot, Inc.	218,450	8,097,942
Lowe's Companies, Inc.	199,100	11,732,963
Staples, Inc.*	296,200	7,944,084
		27,774,989
Consumer Staples 7.2%
Beverages 1.9%
PepsiCo, Inc.	578,800	27,678,216
The Coca-Cola Co.	267,300	12,402,720
		40,080,936
Food & Drug Retailing 2.6%
Walgreen Co.	411,700	14,335,394
Wal-Mart Stores, Inc.	677,400	39,932,730
		54,268,124
Household Products 2.7%
Colgate-Palmolive Co.	568,600	30,243,834
Procter & Gamble Co.	257,500	25,309,675
		55,553,509
Energy 3.5%
Energy Equipment & Services 2.3%
Baker Hughes, Inc.	366,000	10,343,160
Nabors Industries Ltd.*	516,600	19,527,480
Noble Corp.*	167,500	5,750,275
Schlumberger Ltd.	269,900	12,677,203
		48,298,118
Oil & Gas 1.2%
Burlington Resources, Inc.	222,600	10,827,264
ConocoPhillips	241,600	13,807,440
		24,634,704
Financials 6.5%
Banks 0.8%
Bank of America Corp.	217,300	16,456,129
Bank United Corp.*	3,300	132
		16,456,261
Diversified Financials 4.9%
American Express Co.	530,000	24,872,900
Citigroup, Inc.	576,729	27,336,955
Fannie Mae	263,300	18,875,977
Goldman Sachs Group, Inc.	33,500	3,145,650
Morgan Stanley	289,600	15,890,352
State Street Corp.	210,000	10,995,600
		101,117,434
Insurance 0.8%
American International Group, Inc.	278,200	16,922,906
Health Care 12.8%
Biotechnology 2.3%
Amgen, Inc.*	56,600	3,495,616
Genentech, Inc.*	356,300	29,205,911
Gilead Sciences, Inc.*	256,500	13,999,770
		46,701,297
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	465,600	12,375,648
Boston Scientific Corp.*	98,800	6,690,736
Medtronic, Inc.	508,900	23,190,573
Zimmer Holdings, Inc.*	213,800	13,642,578
		55,899,535
Health Care Providers & Services 0.9%
UnitedHealth Group, Inc.	382,600	19,466,688
Pharmaceuticals 6.9%
Abbott Laboratories	660,500	28,150,510
Eli Lilly & Co.	340,500	22,684,110
Johnson & Johnson	766,962	38,601,197
Merck & Co., Inc.	255,500	11,305,875
Pfizer, Inc.	1,313,775	41,515,290
		142,256,982
Industrials 5.3%
Aerospace & Defense 1.5%
United Technologies Corp.	360,100	30,496,869
Air Freight & Logistics 0.7%
FedEx Corp.	187,300	14,189,848
Commercial Services & Supplies 0.6%
Fiserv, Inc.*	370,000	13,068,400
Industrial Conglomerates 2.5%
3M Co.	147,800	11,656,975
General Electric Co.	1,391,600	40,370,316
		52,027,291
Information Technology 15.7%
Communications Equipment 1.6%
Cisco Systems, Inc.*	1,570,500	32,949,090
Computers & Peripherals 3.0%
Dell, Inc.*	210,300	7,596,036
EMC Corp.*	1,689,200	23,378,528
International Business Machines Corp.	346,800	31,031,664
		62,006,228
Semiconductor Equipment & Products 6.4%
Applied Materials, Inc.*	1,346,500	31,467,705
Intel Corp.	1,695,900	56,049,495
Linear Technology Corp.	394,700	16,818,167
Texas Instruments, Inc.	949,000	27,445,080
		131,780,447
Software 4.7%
BEA Systems, Inc.*	235,100	3,267,890
Electronic Arts, Inc.*	179,400	17,767,776
Microsoft Corp.	1,991,900	52,088,185
MicroStrategy Inc. "A"*	24	1,320
Oracle Corp.*	833,800	9,972,248
Symantec Corp.*	96,700	6,445,055
VERITAS Software Corp.*	229,700	8,303,655
		97,846,129
Materials 0.5%
Chemicals
Ecolab, Inc.	366,400	9,852,496
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	233,200	7,835,520
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	965,400	6,999,150
Total Common Stocks (Cost $1,032,462,481)		1,259,578,311

Warrants 0.0%
Information Technology
Software
MircoStrategy, Inc.* (Cost $0)	106	30

Preferred Stocks 0.0%
Utilities
Electric Utilities
TNP Enterprises, Inc. (Cost $43,911)	590	58,103

Convertible Preferred Stocks 0.0%
Materials
Chemicals
Hercules Trust II (Cost $240,491)	385	249,524

	Principal Amount ($)	Value ($)

Convertible Bonds 0.0%
Consumer Discretionary 0.0%
Textiles, Apparel & Luxury Goods
DIMON, Inc., 6.25%, 3/31/2007	120,000	114,000
Energy 0.0%
Energy Equipment & Services
Parker Drilling Co., 5.5%, 8/1/2004	220,000	218,086
Telecommunication Services 0.0%
Diversified Telecommunication Services
Nortel Networks Corp., 4.25%, 9/1/2008	130,000	122,798
Total Convertible Bonds (Cost $435,100)		454,884

Corporate Bonds 10.5%
Consumer Discretionary 1.7%
American Achieve Corp., 11.625%, 1/1/2007	135,000	149,175
Ameristar Casino, Inc., 10.75%, 2/15/2009	65,000	74,913
AOL Time Warner, Inc.:
6.125%, 4/15/2006	2,035,000	2,188,854
6.75%, 4/15/2011	7,465,000	8,248,467
Boca Resorts, Inc., 9.875%, 4/15/2009	240,000	256,800
Broder Brothers Co., 144A, 11.25%, 10/15/2010	50,000	51,250
Buffets, Inc., 11.25%, 7/15/2010	130,000	140,400
Central Garden & Pet Co., 9.125%, 2/1/2013	80,000	87,800
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	235,000	256,444
Cinemark USA, Inc., 8.5%, 8/1/2008	245,000	255,413
Circus & Eldorado, 10.125%, 3/1/2012	100,000	102,375
Comcast Cable Communications:
6.375%, 1/30/2006	3,075,000	3,311,926
6.875%, 6/15/2009	2,360,000	2,639,285
CSC Holdings, Inc., 7.875%, 12/15/2007	205,000	209,613
Dex Media East LLC, 12.125%, 11/15/2012	670,000	808,188
Dex Media West LLC, 144A, 9.875%, 8/15/2013	265,000	301,438
DIMON, Inc.:
144A, 7.75%, 6/1/2013	50,000	51,500
Series B, 9.625%, 10/15/2011	530,000	593,600
EchoStar DBS Corp.:
144A, 6.375%, 10/1/2011	650,000	646,750
9.375%, 2/1/2009	130,000	137,475
Eldorado Resorts LLC, 10.5%, 8/15/2006	141,000	142,586
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	270,000	278,100
General Motors Corp., 8.25%, 7/15/2023	1,290,000	1,357,001
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	120,000	130,200
Herbst Gaming, Inc., 10.75%, 9/1/2008	400,000	447,500
Host Marriott LP, 144A, 7.125%, 11/1/2013	215,000	214,731
International Game Technology, 8.375%, 5/15/2009	350,000	417,680
Intrawest Corp., 10.5%, 2/1/2010	145,000	159,319
J.C. Penney Co., Inc., 6.875%, 10/15/2015	65,000	65,650
Jacobs Entertainment Co., 11.875%, 2/1/2009	65,000	70,281
Jefra Cosmetics, 10.75%, 5/15/2011	80,000	88,000
Kellwood Co.:
7.625%, 10/15/2017	80,000	81,300
7.875%, 7/15/2009	55,000	58,781
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	70,000	73,850
Krystal, Inc., 10.25%, 10/1/2007	60,000	60,075
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	50,000	54,000
Lin Television Corp., 144A, 6.5%, 5/15/2013	85,000	82,663
Mediacom Broadband LLC, 11.0%, 7/15/2013	50,000	52,250
Mediacom LLC, 9.5%, 1/15/2013	50,000	47,500
Meritage Corp., 9.75%, 6/1/2011	70,000	77,700
MGM Mirage, Inc., 6.0%, 10/1/2009	175,000	177,188
Norcraft Co. LP, 144A, 9.0%, 11/1/2011	55,000	57,750
Park Place Entertainment Corp.:
8.875%, 9/15/2008	1,105,000	1,227,931
9.375%, 2/15/2007	395,000	444,375
PEI Holding, Inc., 11.0%, 3/15/2010	100,000	113,000
PRIMEDIA, Inc., 7.625%, 4/1/2008	145,000	144,275
Rayovac Corp., 144A, 8.5%, 10/1/2013	80,000	83,200
Remington Arms Co., Inc., 10.5%, 2/1/2011	145,000	151,706
Schuler Homes, Inc., 10.5%, 7/15/2011	275,000	313,844
Scientific Games Corp., 12.5%, 8/15/2010	92,000	108,560
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	50,000	51,625
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	345,000	363,975
8.75%, 12/15/2011	275,000	301,125
Six Flags, Inc., 8.875%, 2/1/2010	245,000	232,750
Sonic Automotive, Inc., 144A, 8.625%, 8/15/2013	240,000	253,800
Time Warner Cos., Inc.:
7.75%, 6/15/2005	2,020,000	2,189,108
8.11%, 8/15/2006	2,860,000	3,221,407
Transwestern Publishing, Series F, 9.625%, 11/15/2007	395,000	406,850
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	145,000	167,294
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	140,000	144,200
Williams Scotsman, Inc., 144A, 10.0%, 8/15/2008	85,000	93,500
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	100,000	97,500
		34,815,796
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	46,000	48,645
DaimlerChrysler NA, 6.5%, 11/15/2013	2,285,000	2,302,732
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	143,000	163,735
Hines Nurseries, Inc., 144A, 10.25%, 10/1/2011	50,000	53,500
National Beef Pack, 144A, 10.5%, 8/1/2011	65,000	71,500
Pilgrim's Pride Corp., 9.625%, 9/15/2011	100,000	109,375
Salton, Inc., 10.75%, 12/15/2005	90,000	88,200
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	315,000	331,931
Williams Scotsman, Inc., 9.875%, 6/1/2007	75,000	76,125
		3,245,743
Energy 1.0%
Avista Corp., 9.75%, 6/1/2008	715,000	843,700
Chesapeake Energy Corp., 8.125%, 4/1/2011	170,000	186,575
Citgo Petroleum Corp., 11.375%, 2/1/2011	550,000	621,500
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	110,000	118,250
Gulfterra Energy Partner, 144A, 6.25%, 6/1/2010	55,000	55,275
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	180,000	175,050
Newpark Resources, Inc., 8.625%, 12/15/2007	90,000	92,925
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	90,000	92,475
Series B, 10.125%, 11/15/2009	190,000	198,550
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	7,330,000	7,331,686
Pioneer Natural Resources Co., 9.625%, 4/1/2010	750,000	912,758
Southern Natural Gas Co., 8.875%, 3/15/2010	110,000	119,900
Stone Energy Corp., 8.25%, 12/15/2011	300,000	321,000
Tristate Generation & Transmission Association:
144A, 6.04%, 1/31/2018	4,000,000	4,073,888
144A, 7.144%, 7/31/2033	3,740,000	3,880,534
Westport Resources Corp.:
Series 144, 8.25%, 11/1/2011	50,000	55,125
8.25%, 11/1/2011	335,000	369,338
Williams Co., Inc.:
8.75%, 3/15/2032	110,000	114,950
8.125% 3/15/2012	50,000	54,000
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	215,000	217,150
		19,834,629
Financials 3.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	275,000	273,625
American General Finance Co., 4.625%, 9/1/2010	7,385,000	7,417,191
AmeriCredit Corp.:
9.25%, 5/1/2009	150,000	153,000
9.875%, 4/15/2006	240,000	244,800
ASIF Global Finance, 144A, 4.9%, 1/17/2013	1,920,000	1,891,722
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	135,000	145,800
Citigroup, Inc., 6.0%, 10/31/2033	6,705,000	6,677,181
Dollar Financial Group, Series A, 10.875%, 11/15/2006	50,000	50,750
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	280,000	289,100
Ford Motor Credit Co.:
5.8%, 1/12/2009	2,475,000	2,411,076
7.5%, 3/15/2005	6,395,000	6,718,709
General Electric Capital Corp., 5.45%, 1/15/2013	645,000	666,110
General Motors Acceptance Corp.:
4.5%, 7/15/2006	5,480,000	5,564,178
6.875%, 9/15/2011	2,075,000	2,140,576
Household Finance Corp., 6.5%, 1/24/2006	5,640,000	6,137,087
IOS Capital LLC, 7.25%, 6/30/2008	210,000	208,425
LaBranche & Co., Inc., 12.0%, 3/2/2007	125,000	128,125
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	2,925,000	2,870,788
PNC Funding Corp., 5.75%, 8/1/2006	3,450,000	3,710,227
Pxre Capital Trust I, 8.85%, 2/1/2027	125,000	112,500
Qwest Corp., 7.25%, 10/25/2035	50,000	46,250
R.H. Donnelly Finance Corp.: 144A, 10.875%, 12/15/2012	175,000	208,688
10.875%, 12/15/2012	10,000	11,925
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	225,000	236,250
UBS Preferred Funding Trust I, 8.622%**, 10/1/2049	2,525,000	3,094,531
Universal City Development, 11.75%, 4/1/2010	85,000	98,281
Verizon Global Funding Corp., 7.25%, 12/1/2010	5,395,000	6,161,430
Wachovia Corp., 7.5%, 7/15/2006	870,000	984,576
Westpac Capital Trust III, 144A, 5.819%, 12/31/2049	5,270,000	5,416,980
		64,069,881
Health Care 0.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	395,000	406,850
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	55,000	56,169
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,000,000	2,325,780
National Nephrology Association, 144A, 9.0%, 11/1/2011	50,000	51,625
Neighbore, Inc., 144A, 6.875%, 11/15/2013	55,000	55,894
Norcross Safety Products, 144A, 9.875%, 8/15/2011	85,000	91,800
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	50,000	52,750
Tenet Healthcare Corp.:
6.375%, 12/1/2011	570,000	528,675
7.375%, 2/1/2013	365,000	354,050
		3,923,593
Industrials 1.1%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	530,000	584,325
Series B, 8.875%, 4/1/2008	120,000	132,600
Series B, 10.0%, 8/1/2009	340,000	369,750
AMI Semiconductor, Inc., 10.75%, 2/1/2013	85,000	98,600
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	50,000	55,125
Argo-Tech Corp., 8.625%, 10/1/2007	120,000	118,800
AutoNation, Inc., 9.0%, 8/1/2008	460,000	524,400
Avondale Mills, Inc., 144A, 10.25%, 7/1/2013	180,000	136,800
BAE System 2001 Asset Trust "B", Series 2001, 144A, 7.156%, 12/15/2011	1,992,858	2,181,564
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	110,000	122,100
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	155,000	166,625
Collins & Aikman Products, 10.75%, 12/31/2011	135,000	113,400
Corrections Corp. of America: 144A, 7.5%, 5/1/2011	135,000	141,075
9.875%, 5/1/2009	200,000	224,250
CP Ships Ltd., 10.375%, 7/15/2012	260,000	299,000
Dana Corp.:
7.0%, 3/1/2029	85,000	75,438
9.0%, 8/15/2011	190,000	212,325
Delta Air Lines, Inc.:
Series 02-1, 6.417%, 7/2/2012	6,490,000	6,772,124
7.7%, 12/15/2005	65,000	60,938
DRS Technologies, Inc., 144A, 6.875%, 11/1/2013	70,000	70,350
Eagle-Picher Industries, Inc., 144A, 9.75%, 9/1/2013	85,000	90,100
Flextronics International Ltd., 144A, 6.5%, 5/15/2013	180,000	177,750
Golden State Petroleum Transportation, 8.04%, 2/1/2019	120,000	114,082
Hercules, Inc., 11.125%, 11/15/2007	480,000	556,800
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	130,000	143,650
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	160,000	178,800
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	50,000	54,750
Kansas City Southern:
7.5%, 6/15/2009	50,000	51,875
9.5%, 10/1/2008	330,000	363,000
Millennium America, Inc.:
7.625%, 11/15/2026	125,000	106,875
9.25%, 6/15/2008	785,000	830,138
144A, 9.25%, 6/15/2008	90,000	95,175
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	125,000	136,875
Overseas Shipholding Group, 8.75%, 12/1/2013	55,000	59,400
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,230,000	211,500
Raytheon Co., 8.2%, 3/1/2006	1,190,000	1,330,393
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	120,000	123,600
Systems 2001 Asset Trust LLC "G", Series 2001, 144A, 6.664%, 9/15/2013	5,616,206	6,189,340
Tech Olympic USA, Inc., 10.375%, 7/1/2012	100,000	109,500
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	280,000	295,400
Xerox Corp., 7.125%, 6/15/2010	235,000	239,700
		23,918,292
Information Technology 0.0%
Cooperative Computing, 144A, 10.5%, 6/15/2011	50,000	54,000
Digitalnet, Inc., 144A, 9.0%, 7/15/2010	52,000	56,680
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	50,000	51,750
		162,430
Materials 0.9%
ARCO Chemical Co., 9.8%, 2/1/2020	560,000	501,200
Boise Cascade Co., 6.5%, 11/1/2010	80,000	81,740
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	100,000	104,500
Caraustar Industries, Inc., 9.875%, 4/1/2011	165,000	172,425
Cascades, Inc., 7.25%, 2/15/2013	245,000	256,025
Dow Chemical Co., 7.0%, 8/15/2005	6,450,000	6,915,251
Equistar Chemicals LP:
8.75%, 2/15/2009	1,035,000	1,029,825
144A, 10.625%, 5/1/2011	60,000	62,700
Euramax International PLC, 144A, 8.5%, 8/15/2011	120,000	127,200
Georgia-Pacific Corp.:
8.0%, 1/15/2014	50,000	53,750
8.875%, 2/1/2010	240,000	274,200
8.875%, 5/15/2031	1,120,000	1,190,000
Debenture, 7.7%, 6/15/2015	65,000	67,600
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	105,000	112,481
Huntsman International LLC, 144A, 11.625%, 10/15/2010	50,000	48,000
IMC Global, Inc., 144A, 10.875%, 8/1/2013	285,000	294,263
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	80,000	84,400
Nalco Co., 144A, 7.75%, 11/15/2011	165,000	171,600
Owens-Brockway Glass Container, 8.25%, 5/15/2013	270,000	284,850
Resolution Performance Products LLC, 9.5%, 4/15/2010	80,000	84,400
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	75,000	80,625
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	120,000	133,800
Toll Corp., 8.25%, 2/1/2011	225,000	249,750
Trimas Corp., 9.875%, 6/15/2012	145,000	145,725
United States Steel LLC, 9.75%, 5/15/2010	260,000	274,300
Weyerhaeuser Co., 7.375%, 3/15/2032	6,065,000	6,529,294
		19,329,904
Telecommunication Services 0.3%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	365,000	397,850
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	280,000	288,750
Insight Midwest:
9.75%, 10/1/2009	50,000	51,000
10.5%, 11/1/2010	100,000	104,500
Nextel Communications, Inc., 9.5%, 2/1/2011	370,000	417,175
Qwest Corp., 5.625%, 11/15/2008	695,000	681,100
Shaw Communications, Inc., 8.25%, 4/11/2010	185,000	204,425
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	2,965,000	3,207,110
Triton PCS, Inc., 8.5%, 6/1/2013	50,000	52,625
Verizon New York, Inc., 6.875%, 4/1/2012	582,000	638,486
		6,043,021
Utilities 2.0%
AES Corp., 144A, 9.0%, 5/15/2015	75,000	80,250
Alabama Power Co., 7.125%, 8/15/2004	3,500,000	3,657,455
Appalachian Power Co., 4.8%, 6/15/2005	8,730,000	9,060,535
CMS Energy Corp.:
7.5%, 1/15/2009	625,000	635,938
144A, 7.75%, 8/1/2010	195,000	198,413
8.5%, 4/15/2011	210,000	219,450
Consumers Energy Co., 6.0%, 3/15/2005	3,925,000	4,124,421
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	400,000	384,000
Indiana Michigan Power, 6.375%, 11/1/2012	5,040,000	5,404,815
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	65,000	69,550
Pacificorp., 6.9%, 11/15/2011	2,105,000	2,381,435
Progress Energy, Inc., 6.75%, 3/1/2006	8,975,000	9,766,649
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	275,000	290,125
Western Resources, Inc., 9.75%, 5/1/2007	260,000	296,075
Xcel Energy, Inc., 7.0%, 12/1/2010	3,685,000	4,140,190
		40,709,301
Total Corporate Bonds (Cost $212,615,628)		216,052,590

Asset Backed 4.6%
Automobile Receivables 2.2%
Americredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	13,420,000	13,874,851
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	10,625,000	10,629,553
"B", Series 2002-2, 4.67%, 3/15/2010	9,457,956	8,305,627
"C", Series 2002-2, 5.55%, 3/15/2010	2,953,961	2,067,773
WFS Financial Owner Trust, "A4", Series 2002-2, 4.5%, 2/20/2010	9,540,000	9,894,873
		44,772,677
Home Equity Loans 1.3%
Centex Home Equity:
"AF6", Series 2002-D, 4.66%, 12/25/2032	6,430,000	6,437,589
"AF6", Series 2002-A, 5.54%, 1/25/2032	6,090,000	6,412,694
Chase Funding Mortgage Loan, "IA5", Series 1999-2, 7.333%, 11/24/2011	4,855,164	5,224,455
Federal Home Loan Mortgage Corp.: "3A", Series T-58, 7.0%, 10/25/2043	4,106,429	4,322,012
"3A", Series T-41, 7.5%, 7/25/2032	3,363,712	3,693,776
		26,090,526
Miscellaneous 1.1%
Aircraft Certificate Owner Trust "E", Series 2003-1A, 144A, 7.001%, 9/20/2022	8,365,000	8,749,706
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	9,186,000	10,291,866
PSE&G Transition Funding LLC "A8", Series 2001-1, 6.89%, 12/15/2017	3,225,000	3,699,353
		22,740,925
Total Asset Backed (Cost $94,135,758)		93,604,128

Foreign Bonds - US$ Denominated 3.0%
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	2,505,000	2,517,525
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	6,805,000	7,413,571
Biovail Corp., 7.875%, 4/1/2010	190,000	186,675
Burns, Philp & Co., Ltd., 144A, 9.75%, 7/15/2012	110,000	112,200
Conproca SA de CV, 12.0%, 6/16/2010	240,000	304,800
Crown Euro Holdings SA, 10.875%, 3/1/2013	280,000	319,200
Eircom Funding, 144A, 8.25%, 8/15/2013	150,000	163,125
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	2,370,000	237
Fage Dairy Industry SA, 9.0%, 2/1/2007	290,000	290,000
Federative Republic of Brazil, 8.0%, 4/15/2014	511,035	478,457
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	55,000	57,475
Grupo Elektra SA de CV, 12.0%, 4/1/2008	115,000	122,763
Innova S de R.L.:
144A, 9.375%, 9/19/2013	195,000	196,463
12.875%, 4/1/2007	59,733	61,525
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	6,325,000	6,014,215
LeGrand SA, 8.5%, 2/15/2025	80,000	84,000
Luscar Coal Ltd., 9.75%, 10/15/2011	160,000	180,400
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	8,580,000	8,580,000
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	130,000	128,050
OAO Gazprom, 144A, 9.625%, 3/1/2013	300,000	325,500
Petroleos Mexicanos, 9.5%, 9/15/2027	4,510,000	5,344,350
PTC International Finance II SA, 11.25%, 12/1/2009	115,000	125,638
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	3,600,000	3,394,026
Republic of Bulgaria, 144A, 8.25%, 1/15/2015	50,000	56,875
Republic of Poland, 5.25%, 1/15/2014	4,470,000	4,446,488
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/1/2049	3,435,000	3,807,165
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	135,000	125,550
SP Powerassets Ltd., 144A, 5.0%, 10/22/2013	3,750,000	3,738,285
St. George Bank Ltd., 144A, 5.3%, 10/15/2015	1,615,000	1,606,482
Telus Corp., 8.0%, 6/1/2011	415,000	477,113
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	510,000	492,150
TFM SA de CV:
10.25%, 6/15/2007	550,000	561,000
11.75% to 6/15/2009	110,000	110,825
12.5%, 6/15/2012	165,000	181,500
Tyco International Group SA:
5.8%, 8/1/2006	5,025,000	5,251,125
6.375%, 2/15/2006	3,810,000	4,033,838
6.75%, 2/15/2011	55,000	58,506
Ukraine Government, 144A, 7.65%, 6/11/2013	150,000	148,688
United Mexican States, 7.5%, 4/8/2033	564,000	575,844
Vicap SA, 11.375%, 5/15/2007	140,000	135,800
Vitro SA de CV, 144A, 11.75%, 11/1/2013	75,000	72,563
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	375,000	391,875
144A, 9.25%, 4/15/2010	150,000	174,375
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	32,000	29,120
Total Foreign Bonds - US$ Denominated (Cost $65,036,514)		62,875,362

US Treasury Obligations 3.8%
US Treasury Bond:
5.375%, 2/15/2031	300,000	310,019
6.0%, 2/15/2026	36,292,000	39,867,343
US Treasury Note:
1.625%, 4/30/2005	18,639,000	18,663,026
5.0%, 8/15/2011	13,480,000	14,384,104
6.125%, 8/15/2007	1,889,000	2,117,008
US Treasury STRIP, Principal only, 5.728%***, 8/15/2026	12,231,000	3,436,874
Total US Treasury Obligations (Cost $78,900,183)		78,778,374

US Agency Pass-Thrus 5.7%
Federal Home Loan Mortgage Corp.:
5.0%, 7/1/2018	3,646,340	3,705,318
5.0%, 11/1/2033 (e)	8,300,000	8,167,715
6.5%, 11/1/2033	2,245,000	2,334,800
Federal National Mortgage Association:
4.5%, 11/1/2018 (e)	3,740,000	3,735,325
5.0% with various maturities from 6/1/2018 until 11/1/2033 (e)	9,973,380	9,989,227
5.5% with various maturities from 3/1/2018 until 8/1/2033 (e)	39,903,298	40,571,659
5.946%, 2/1/2012	14,155,616	15,367,699
6.0% with various maturities from 11/1/2017 until 11/1/2031 (e)	5,848,701	6,063,722
6.25%, 3/1/2011	8,040,000	8,954,395
6.5% with various maturities from 4/1/2017 until 11/1/2033	13,324,109	13,894,238
8.0%, 9/1/2015	1,895,722	2,029,047
Government National Mortgage Association, 5.0%, 9/20/2033	3,800,924	3,747,545
Total US Agency Pass-Thrus (Cost $118,444,891)		118,560,690

Collateralized Mortgage Obligations 8.0%
CountryWide Home Loans, Series 2002-27, 5.5%, 12/25/2032	7,740,000	7,870,609
Federal Home Loan Corp., Series 2513, 5.0%, 8/15/2028	2,206,391	2,233,427
Federal Home Loan Mortgage Corp.:
"MA", Series 2663, 3.5%, 1/15/2010	970,000	984,251
"A2B", Series T-56, 4.29%, 5/25/2033	7,440,000	7,610,639
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,551,614
"HG", Series 2543, 4.75%, 9/15/2028	5,985,069	6,088,801
"JE", Series 2639, 5.0%, 1/15/2032	3,700,000	3,656,427
"DB", Series 2483, 5.5%, 9/15/2012	2,755,097	2,758,258
"PE", Series 2512, 5.5%, 2/15/2022	585,000	597,052
"PL", Series 2459, 5.5%, 6/15/2030	977,056	983,165
"PX", Series 2097, 6.0%, 10/15/2027	4,808,142	4,916,361
"GA", Series 2450, 6.25%, 10/15/2022	1,819,119	1,841,131
"A", Series 2413, 6.5%, 11/15/2029	103,993	104,326
"PE", Series 2208, 7.0%, 12/15/2028	307,943	308,875
Federal National Mortgage Association:
"WB", Series 2003-106, 4.5%, 10/25/2015	5,680,000	5,887,676
"A2", Series 2002-W10, 4.7%, 8/25/2042	2,525,000	2,574,443
"A2", Series 2002-W9, 4.7%, 8/25/2042	2,525,000	2,569,324
"1A5", Series 2003-W14, 4.71%, 9/25/2043	7,858,932	8,046,496
"PE", Series 2003-58, 5.0%, 3/25/2032	3,780,000	3,658,674
"PE", Series 2002-3, 5.5%, 8/25/2015	16,234,500	16,853,773
"A2", Series 2002-W3, 5.5%, 10/25/2021	7,046,716	7,168,209
"QN", Series 2001-51, 6.0%, 10/25/2016	7,450,000	7,817,882
"VD", Series 2002-56, 6.0%, 4/25/2020	1,810,000	1,895,406
"P4", Series 2002-31, 6.0%, 11/25/2021	15,683,663	16,428,002
"QE", Series 2001-64, 6.0%, 4/25/2027	5,490,000	5,529,729
"B", Series 1999-32, 6.0%, 7/25/2029	3,425,722	3,591,364
"AN", Series 2000-27, 6.0%, 8/25/2030	1,387,540	1,434,736
"ZQ", Series G92-9, 7.0%, 12/25/2021	3,389,738	3,587,745
"2A", Series 2003-W8, 7.0%, 10/25/2042	7,293,231	7,826,366
"A5", Series 2002-W4, 7.5%, 5/25/2042	3,622,655	3,966,807
"2A", Series 2002-W6, 7.5%, 6/25/2042	9,683,991	10,603,970
NYC Mortgage Loan Trust, Series 1996, 6.75%, 9/25/2019	4,100,000	4,515,125
Residential Funding Mortgage Securities I: "A1", Series 2002-S6, 6.0%, 4/25/2017	3,492,236	3,515,258
"A5", Series 2003-S2, 5.0%, 2/25/2033	1,916,782	1,937,404
Structured Asset Securities Corp., Series 2003-1, 6.0%, 2/25/2018	3,370,388	3,458,967
Total Collateralized Mortgage Obligations (Cost $163,876,628)		166,372,292

Municipal Investments 1.0%
Bergen County, NJ, Core City GO, Improvement Authority Governmental Loan Revenue:
4.75%, 3/15/2015 (d)	2,105,000	2,026,063
4.8%, 3/15/2016 (d)	2,315,000	2,212,816
Charlotte-Mecklenberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	3,880,000	3,859,902
Indian Wells, CA, Industrial Development Revenue, Redevelopment Agency, 4.48%, 9/1/2022 (c)	2,325,000	2,275,919
Hoboken, NJ, Serie B:
3.57%, 2/1/2008 (c)	1,725,000	1,724,258
3.97%, 2/1/2009 (c)	2,860,000	2,854,480
New Jersey, Water & Sewer Revenue, District Water Supply, 5.19%, 7/1/2019 (c)	1,000,000	982,500
Oregon, State GO, 5.762%, 6/1/2023	4,665,000	4,680,908
Total Municipal Investments (Cost $20,825,839)		20,616,846

	Shares	Value ($)

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $53,374,227)	53,374,227	53,374,227
Total Investment Portfolio - 100.0% (Cost $1,840,391,651) (a)		2,070,575,361

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Variable rate demand notes are securities whose interest rate are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2003.
*** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $1,875,666,132. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $194,909,229. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $244,988,291 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $50,079,062.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
MBIA	Municipal Bond Investors Assurance

(d) Security incorporates a letter of credit or line of credit from a major bank.
(e) Mortgage dollar rolls included

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $1,787,017,424)	$ 2,017,201,134
Investment in Scudder Cash Management QP Trust (cost $53,374,227)	53,374,227
Total investments in securities, at value (cost $1,840,391,651)	2,070,575,361
Cash	10,000
Receivable for investments sold	54,939,555
Dividends receivable	1,530,888
Interest receivable	6,623,471
Receivable for Fund shares sold	894,330
Foreign taxes recoverable	730
Total assets	2,134,574,335
Liabilities
Payable for investments purchased	34,653,844
Payable for investments purchased - mortgage dollar rolls	26,223,636
Deferred Mortgage Dollar Roll	45,510
Dividends payable	1,797
Payable for Fund shares redeemed	2,684,089
Accrued management fee	1,009,187
Other accrued expenses and payables	719,183
Total liabilities	65,337,246
Net assets, at value	$ 2,069,237,089
Net Assets
Net assets consist of: Undistributed net investment income	3,413,343
Net unrealized appreciation (depreciation) on: Investments	230,183,710
Foreign currency related transactions	18
Accumulated net realized gain (loss)	(328,306,173)
Paid-in capital	2,163,946,191
Net assets, at value	$ 2,069,237,089

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,763,802,470 / 208,992,106 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.44
Maximum offering price per share (100 / 94.25 of $8.44)	$ 8.95
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($248,227,749 / 29,415,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.44
Class C
Net Asset Value redemption price (subject to contingent deferred sales charge) per share ($56,788,433 / 6,747,625 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.42
Maximum offering price per share (100 / 99.00 of $8.42)	$ 8.51
Class I Net Asset Value, offering and redemption price per share ($408,308 / 48,299 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.45
Class R Net Asset Value, offering and redemption price per share ($10,129 / 1,200 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Dividends (net of foreign taxes withheld of $14,336)	$ 14,053,544
Interest	39,972,420
Dollar roll income	377,744
Interest - Scudder Cash Management QP Trust	981,492
Total Income	55,385,200
Expenses: Management fee	11,239,708
Administrative fee	5,777,776
Distribution service fees	7,091,901
Services to shareholders	362,526
Trustees' fees and expenses	77,949
Other	62,645
Total expenses	24,612,505
Net investment income (loss)	30,772,695
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(144,860,900)
Foreign currency related transactions	3,318
(144,857,582)
Net unrealized appreciation (depreciation) during the period on: Investments	354,710,220
Foreign currency related transactions	(3,195)
354,707,025
Net gain (loss) on investment transactions	209,849,443
Net increase (decrease) in net assets resulting from operations	$ 240,622,138

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 30,772,695	$ 48,174,597
Net realized gain (loss) on investment transactions	(144,857,582)	(37,702,785)
Net unrealized appreciation (depreciation) on investment transactions during the period	354,707,025	(307,379,899)
Net increase (decrease) in net assets resulting from operations	240,622,138	(296,908,087)
Distributions to shareholders from: Net investment income: Class A	(29,860,070)	(50,399,036)
Class B	(2,192,527)	(5,469,860)
Class C	(500,557)	(1,003,380)
Class I	(69,415)	(201,912)
Fund share transactions: Proceeds from shares sold	176,046,055	257,922,505
Reinvestment of distributions	30,358,072	53,109,578
Cost of shares redeemed	(480,583,918)	(694,381,333)
Net increase (decrease) in net assets from Fund share transactions	(274,179,791)	(383,349,250)
Increase (decrease) in net assets	(66,180,222)	(737,331,525)
Net assets at beginning of period	2,135,417,311	2,872,748,836
Net assets at end of period (including undistributed net investment income of $3,413,343 and $3,065,905, respectively)	$ 2,069,237,089	$ 2,135,417,311

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 8.80	$ 11.34	$ 11.35	$ 10.54
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.17	.24	.26	.30
Net realized and unrealized gain (loss) on investment transactions	.83	(1.15)	(1.69)	.47	1.50
Total from investment operations	.96	(.98)	(1.45)	.73	1.80
Less distributions from: Net investment income	(.14)	(.20)	(.24)	(.28)	(.31)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)
Total distributions	(.14)	(.20)	(1.09)	(.74)	(.99)
Net asset value, end of period	$ 8.44	$ 7.62	$ 8.80	$ 11.34	$ 11.35
Total Return (%)[c]	12.69	(11.32)	(13.50)	6.52	17.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,764	1,774	2,328	2,862	2,885
Ratio of expenses before expense reductions (%)	1.06	1.00	1.01[d]	1.02	1.02
Ratio of expenses after expense reductions (%)	1.06	1.00	.99[d]	1.01	1.02
Ratio of net investment income (loss) (%)	1.64	2.01	2.48	2.29	2.71
Portfolio turnover rate (%)	108	130	105	95	64
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.

Class B
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 8.79	$ 11.34	$ 11.34	$ 10.52
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.09	.14	.16	.19
Net realized and unrealized gain (loss) on investment transactions	.82	(1.14)	(1.69)	.46	1.50
Total from investment operations	.88	(1.05)	(1.55)	.62	1.69
Less distributions from: Net investment income	(.06)	(.12)	(.15)	(.16)	(.19)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)
Total distributions	(.06)	(.12)	(1.00)	(.62)	(.87)
Net asset value, end of period	$ 8.44	$ 7.62	$ 8.79	$ 11.34	$ 11.34
Total Return (%)[c]	11.67	(12.09)	(14.38)	5.58	16.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	298	464	556	744
Ratio of expenses before expense reductions (%)	1.97	1.89	1.99[d]	1.91	2.03
Ratio of expenses after expense reductions (%)	1.97	1.89	1.99[d]	1.90	2.03
Ratio of net investment income (loss) (%)	.73	1.11	1.48	1.40	1.70
Portfolio turnover rate (%)	108	130	105	95	64
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

Class C
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 8.78	$ 11.31	$ 11.32	$ 10.54
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.10	.15	.16	.20
Net realized and unrealized gain (loss) on investment transactions	.83	(1.15)	(1.67)	.47	1.48
Total from investment operations	.89	(1.05)	(1.52)	.63	1.68
Less distributions from: Net investment income	(.07)	(.13)	(.16)	(.18)	(.22)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)
Total distributions	(.07)	(.13)	(1.01)	(.64)	(.90)
Net asset value, end of period	$ 8.42	$ 7.60	$ 8.78	$ 11.31	$ 11.32
Total Return (%)[c]	11.81	(12.13)	(14.18)	5.63	16.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	57	72	61	43
Ratio of expenses before expense reductions (%)	1.93	1.80	1.89[d]	1.87	1.89
Ratio of expenses after expense reductions (%)	1.93	1.80	1.87[d]	1.86	1.89
Ratio of net investment income (loss) (%)	.77	1.21	1.59	1.44	1.84
Portfolio turnover rate (%)	108	130	105	95	64
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.

Class I
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.63	$ 8.82	$ 11.36	$ 11.38	$ 10.54
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.20	.27	.29	.34
Net realized and unrealized gain (loss) on investment transactions	.83	(1.16)	(1.69)	.47	1.53
Total from investment operations	.99	(.96)	(1.42)	.76	1.87
Less distributions from: Net investment income	(.17)	(.23)	(.27)	(.32)	(.35)
Net realized gains on investment transactions	-	-	(.85)	(.46)	(.68)
Total distributions	(.17)	(.23)	(1.12)	(.78)	(1.03)
Net asset value, end of period	$ 8.45	$ 7.63	$ 8.82	$ 11.36	$ 11.38
Total Return (%)	13.09	(11.09)	(13.14)	6.80	18.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.41	6	9	11	10
Ratio of expenses before expense reductions (%)	.67	.64	.66[c]	.63	.67
Ratio of expenses after expense reductions (%)	.67	.64	.65[c]	.62	.67
Ratio of net investment income (loss) (%)	2.03	2.37	2.82	2.68	3.06
Portfolio turnover rate (%)	108	130	105	95	64
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.

Class R
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.33
Income (loss) from investment operations: Net investment income (loss)[b]	.20
Net realized and unrealized gain (loss) on investment transactions	(.09)
Total from investment operations	.11
Net asset value, end of period	$ 8.44
Total Return (%)	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses	1.33*
Ratio of net investment income (loss) (%)	1.37*
Portfolio turnover rate (%)	108*
[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not Annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On October 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $293,032,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,718,000), October 31, 2009 ($115,044,000), October 31, 2010 ($19,493,000), and October 31, 2011 ($156,777,000) the respective expiration dates, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,488,906
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (293,032,000)
Net unrealized appreciation (depreciation) on investments	$ 194,909,229

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$ 32,622,569	$ 57,074,188

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $1,429,632,447 and $1,578,688,856, respectively. Purchases and sales of US Treasury securities aggregated $718,714,843 and $814,445,443, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.300% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.300%, 0.425%, 0.400% and 0.145% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

For the period from November 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 4,556,178
Class B	1,028,311
Class C	190,164
Class I	3,123
$ 5,777,776

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.84%, 0.97%, 0.945%, 0.685% and 1.34% of average daily net assets for Class A, B, C, I and R shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $360,103, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 1,989,322	$ 163,174
Class C	411,381	37,281
Class R	2	2
	$ 2,400,705	$ 200,457

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 3,913,390	$ 78,775.23%
Class B	642,597	56,890.24%
Class C	135,209	12,366.25%
	$ 4,691,196	$ 148,031

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003 aggregated $81,339 and $249, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $593,074 and $1,674, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $1,961.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, no custodian credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,856,716	$ 124,447,235	21,394,436	$ 184,632,808
Class B	4,959,658	39,028,208	6,685,329	57,141,257
Class C	1,546,325	12,153,000	1,823,267	15,476,467
Class I	53,303	407,612	77,783	671,973
Class R	1,200*	10,000*	-	-
		$ 176,046,055		$ 257,922,505
Shares issued to shareholders in reinvestment of distributions
Class A	3,541,994	$ 27,764,988	5,573,639	$ 46,868,937
Class B	267,733	2,080,844	607,813	5,134,773
Class C	56,952	442,827	107,741	903,959
Class I	9,146	69,413	23,852	201,909
		$ 30,358,072		$ 53,109,578
Shares redeemed
Class A	(43,354,778)	$ (339,271,204)	(58,565,093)	$ (493,564,282)
Class B	(14,992,524)	(117,156,316)	(20,839,333)	(175,850,132)
Class C	(2,359,977)	(18,401,255)	(2,612,376)	(21,850,260)
Class I	(762,375)	(5,755,143)	(362,139)	(3,116,659)
		$ (480,583,918)		$ (694,381,333)
Net increase (decrease)
Class A	(23,956,068)	$ (187,058,981)	(31,597,018)	$ (262,062,537)
Class B	(9,765,133)	(76,047,264)	(13,546,191)	(113,574,102)
Class C	(756,700)	(5,805,428)	(681,368)	(5,469,834)
Class I	(699,926)	(5,278,118)	(260,504)	(2,242,777)
Class R	1,200*	10,000*	-	-
		$ (274,179,791)		$ (383,349,250)

* For the period October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Total Return Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Total Return Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 22, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $15,500,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,8] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Gary W. Bartlett[6] (44) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Janet C. Campagna[5] (46) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); formerly, investment strategist and manager of Asset Allocation Strategies Group, Barclays Global Investors, and global asset allocation research director, First Quadrant Corp.
n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
J. Christopher Gagnier[6] (46) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Julie M. Van Cleave[7] (44) Vice President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Address: 150 South Independence Square West, Philadelphia, Pennsylvania
7 Address: 111 East Kilbourn Avenue, Milwaukee, Wisconsin
8 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

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Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KTRAX	KTRBX	KTRCX
CUSIP Number	81123H-104	81123H-203	81123H-302
Fund Number	002	202	302

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KTRRX
CUSIP Number	81123H-500
Fund Number	1513

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder Total Return Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Total Return Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------